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                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

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
/ /  Preliminary Proxy Statement        / /  Confidential, for Use of the Commission
/ /  Definitive Proxy Statement              Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12


                              SCPIE HOLDINGS INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

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/X/  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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[SCPIE Logo]




                               P R O X Y G R A M


Dear Member:

                         YOUR VOTE IS IMPORTANT TO US!


        You recently should have received Proxy Card(s) and a Proxy Statement describing SCPIE's plan of reorganization pursuant to a Merger Agreement. We must receive a two-thirds vote of SCPIE Members in favor of the Merger Agreement in order to complete the Merger.

        NOT VOTING WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE MERGER AGREEMENT. The Board of Governors of SCPIE urges you to vote IN FAVOR of the Merger Agreement.

         Voting in favor of the Merger Agreement may entitle you to shares of stock in SCPIE Holdings Inc. based on past premiums you have paid to SCPIE. Please see the green Member Record Card that was included in the initial Proxy Card and Proxy Statement mailing for an estimate of the number of shares of SCPIE Holdings Inc. stock that you will receive if the Merger is consummated.

        Please vote and sign the enclosed proxy card(s) and promptly mail your vote(s) in the enclosed postage-paid reply envelope. Please act promptly! Time is running out!

        If you recently mailed the proxy card(s), please accept our thanks and disregard this request.

                                   QUESTIONS?

        Please call the Merger Information Hotline at 1-800-953-2491, 5:00 a.m. to 5:00 p.m. Pacific Time, Monday through Friday.

                                   THANK YOU.

        This letter is neither an offer to sell nor a solicitation of an offer to buy common stock. The offer is made only by the Prospectus.